                                                                                                     EXECUTION COPY

                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of July 28, 2006, between Residential Funding Corporation, a  Delaware  corporation  ("RFC")  and  Residential  Asset  Securities  Corporation,  a Delaware  corporation  (the
"Company").

                                                     Recitals

         A.       RFC has entered into seller contracts ("Seller Contracts") with certain sellers and servicers.

         B.       The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans  (as hereinafter  defined)
originated pursuant to the Seller Contracts with respect thereto.

         C.       The  Company,  RFC, as master  servicer,  and U.S.  Bank  National  Association,  as trustee (the
"Trustee"),  are  entering  into a Pooling  and  Servicing  Agreement  dated as of July 1, 2006 (the  "Pooling  and
Servicing  Agreement"),  pursuant  to  which  the  Trust  proposes  to  issue  Home  Equity  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2006-KS6  (the  "Certificates")  consisting of nineteen  classes  designated as
Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7,  Class M-8,  Class M-9,  Class B,  Class SB and Class R Certificates,  representing beneficial ownership interests  solely in a trust fund  consisting  primarily of a pool of adjustable and fixed rate one-to  four-family mortgage loans identified on Exhibit F to the Pooling and Servicing Agreement (the "Mortgage Loans).

         D.       In  connection  with the  purchase of the  Mortgage  Loans,  the  Company  will assign to RFC the
Class R Certificates (the "Retained Certificates").

         E.       In connection with the purchase of the Mortgage Loans and the issuance of the  Certificates,  RFC wishes to make certain  representations  and  warranties  to the Company and to assign  certain of its rights under the Seller  Contracts to the  Company,  and the Company  wishes to assume  certain of RFC's  obligations  under the
Seller Contracts.

         F.       The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not  defined  herein  shall  have the  meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without recourse all of its right,  title and interest in and to the Mortgage Loans,  including all interest and principal  received on or with respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and interest due on the Mortgage Loans in July 2006).  In consideration  of such assignment,  RFC will receive from the Company, in immediately  available funds, an amount equal to $557,299,702.89  and the Retained  Certificates.  In connection with such  assignment  and at the  Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the related  Mortgage Note (other than any Destroyed  Mortgage Note,  hereinafter  defined) to the order of the Trustee and  delivered an  assignment of mortgage in  recordable  form to the Trustee or its agent.  A "Destroyed  Mortgage
Note" means a Mortgage Note the original of which was permanently lost or destroyed.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the  Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless  (a) this
Agreement  is intended to be and hereby is deemed to be a security  agreement  within the meaning of Articles 8 and
9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;
(b) the  conveyance  provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including the Mortgage Notes, the Mortgages,  any related  insurance  policies  and all other  documents  in the related  Mortgage  Files,  (B) all  amounts  payable pursuant to the  Mortgage  Loans in  accordance  with the terms  thereof  and (C) any and all  general  intangibles consisting of, arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or
involuntary,  of  the  foregoing  into  cash,  instruments,   securities  or  other  property,  including,  without
limitation,  all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,
whether in the form of cash,  instruments,  securities or other  property;  (c) the possession by the Trustee,  the
Custodian  or any other  agent of the Trustee of  Mortgage  Notes or such other  items of  property  as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of credit, advices  of  credit,  investment  property,  certificated  securities  or  chattel  paper  shall  be  deemed  to be
"possession by the secured party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction  (including  without  limitation,  Sections 8-106,  9-313 and
9-106  thereof);  and  (d) notifications  to persons  holding  such  property,  and  acknowledgments,  receipts  or confirmations from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from, financial  intermediaries,  bailees or agents (as applicable) of the Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall,  to the extent  consistent  with this
Agreement,  take such  reasonable  actions as may be  necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such  throughout  the term of this  Agreement.  Without  limiting the  generality  of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC,  all  filings  necessary  to  maintain  the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the
Company's  security  interest in or lien on the  Mortgage  Loans  including  without  limitation  (x)  continuation statements,  and (y) such other  statements as may be  occasioned by (1) any  change of name of RFC or the Company,
(2) any change of location of the state of formation,  place of business or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

3.       Concurrently  with the execution and delivery  hereof,  the Company hereby assigns to RFC without recourse all of its right,  title and interest in and to the Retained  Certificates as part of the consideration  payable to
RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and  warrants to the  Company,  with  respect to each  Mortgage  Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

(i)      Immediately  prior to the  delivery of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien or  security  interest  (other  than
(a) rights to servicing  and related  compensation,  and (b) any  senior lien relating to a Mortgage Loan listed on
Schedule A attached  hereto (the  "Junior  Lien  Mortgage  Loans"))  and had full right and  authority  to sell and assign the Mortgage Loans pursuant to this Agreement.

(ii)     The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future advances thereunder  and any and all  requirements  as to  completion  of any  on-site or  off-site  improvements  and as to disbursements  of any escrow funds  therefor  (including  any escrow funds held to make  Monthly  Payments  pending completion  of such  improvements)  have been  complied  with.  All costs,  fees and  expenses  incurred in making, closing or recording the Mortgage Loans were paid.

(iii)    The Mortgagor  (including any party  secondarily  liable under the Mortgage File) has no right of set-off, defense,  counterclaim  or right of  rescission  as to any document in the Mortgage  File except as may be provided under the Relief Act.

(iv)     RFC and any other  originator,  servicer or other  previous  owner of each  Mortgage Loan has obtained all licenses and effected all registrations  required under all applicable local,  state and federal laws,  regulations and orders,  including without  limitation truth in lending and disclosure laws,  necessary to own or originate the
Mortgage  Loans (the  failure to obtain such  licenses or to comply with such laws,  regulations  and orders  would make such Mortgage Loans void or voidable).

(v)      A policy of title  insurance,  in the form and amount  that is in  material  compliance  with the  Program
Guide,  was effective as of the closing of each Mortgage Loan, is valid and binding,  and remains in full force and effect  except for  Mortgaged  Properties  located in the State of Iowa where an  attorney's  certificate  has been provided in accordance with the Program Guide.  No claims have been made under such title  insurance  policy and no holder of the related  mortgage,  including RFC, has done or omitted to do anything which would impair the coverage of such title insurance policy.

(vi)     Each  Mortgage  Loan is a valid and  enforceable  first lien (or in the case of the Junior  Lien  Mortgage
Loans,  junior lien) on the Mortgaged Property subject only to (1) the lien of nondelinquent  current real property taxes and assessments,  (2) covenants,  conditions and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage,  such exceptions  appearing of record being  acceptable to mortgage lending institutions  generally or specifically  reflected in the appraisal made in connection with the origination  of the related  Mortgage Loan,  and (3) other matters to which like  properties  are commonly  subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(vii)    All  improvements  which were considered in determining the Appraised Value of the Mortgaged  Property lie
wholly within the boundaries and the building  restriction lines of the Mortgaged Premises,  or the policy of title insurance  affirmatively  insures  against loss or damage by reason of any violation,  variation,  encroachment  or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey.

(viii)   There are no delinquent tax or delinquent  assessment liens against the related  Mortgaged  Property,  and there are no mechanic's  liens or claims for work,  labor or material or any other liens  affecting  such Mortgaged
Property  which are or may be a lien prior to, or equal with,  the lien of the  Mortgage  assigned  to RFC,  except those liens that are insured against by the policy of title insurance and described in (v) above.

(ix)     Each  Mortgaged  Property is free of material  damage and is in good repair and no notice of  condemnation has been given with respect thereto.

(x)      The  improvements  upon the  Mortgaged  Property  are insured  against  loss by fire and other  hazards as required by the Program Guide,  including  flood  insurance if required  under the National Flood  Insurance Act of
1968,  as amended.  The Mortgage  requires the Mortgagor to maintain  such  casualty  insurance at the  Mortgagor's expense,  and on the  Mortgagor's  failure to do so,  authorizes  the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

(xi)     The appraisal was made by an appraiser who meets the minimum  qualifications  for  appraisers as specified in the Program Guide.

(xii)    Each  Mortgage  Note and Mortgage  constitutes  a legal,  valid and binding  obligation  of the  Mortgagor enforceable  in  accordance  with its terms  except as limited by  bankruptcy,  insolvency  or other  similar  laws affecting generally the enforcement of creditors' rights.

(xiii)   Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv)    None of the Mortgage Loans are secured by a leasehold estate.

(xv)     The  information  set forth on the Mortgage  Loan  Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the date or dates which such information is furnished.

(xvi)    As of the Cut-Off Date,  approximately  0.1% of the Mortgage Loans are currently  30 to 59 days delinquent in payment of principal and interest.  As of the Cut-Off Date,  approximately  0.1% of the Mortgage Loans have been a maximum of 30 to 59 days  delinquent  in payment  of  principal  and  interest  in the past 12 months.  As of the
Cut-Off Date,  none of the Mortgage  Loans are  currently 60 to 89 days  delinquent in the payment of principal and interest.  As of the Cut-Off Date,  approximately  0.1% of the Mortgage  Loans have been a maximum of 60 to 89 days delinquent  in the payment of principal  and interest in the last 12 months.  As of the Cut-Off  Date,  none of the
Mortgage  Loans are  currently 90 or more days  delinquent  in the payment of  principal  and  interest.  As of the
Cut-Off  Date,  none of the Mortgage  Loans have been 90 or more days  delinquent  in the payment of principal  and interest in the past 12 months.  For the purposes of this  representation a Mortgage Loan is considered  Delinquent if a Subservicer  or the Master  Servicer has made any advances on the Mortgage Loan that have not been  reimbursed out of payments by the mortgagor or on the  mortgagor's  behalf from a source other than a  Subservicer,  a Seller, the Master Servicer or an affiliated entity of either.

(xvii)   The weighted  average  Loan-to-Value  Ratio with respect to the Mortgage  Loans by  outstanding  principal balance at origination, is 82.1%.

(xviii)  No more than  approximately  0.4% of the  Mortgage  Loans,  by  outstanding  principal  balance  as of the
Cut-off Date, are located in any one zip code area in Wisconsin.  No more than  approximately  0.3% of the Mortgage
Loans by  outstanding  principal  balance as of the Cut-off  Date are  located in any one zip code area  outside of
Wisconsin.

(xix)    Approximately 98.0% of the Mortgage Loans that are adjustable-rate  loans will adjust  semi-annually based
on  Six-Month   LIBOR  (as  defined  in  the  Prospectus   Supplement).   Each  of  the  Mortgage  Loans  that  are
adjustable-rate  loans will adjust on the Adjustment Date specified in the related Mortgage Note to a rate equal to the sum  (rounded as described in the  Prospectus  Supplement)  of the related  Index  described in the  Prospectus
Supplement and the Note Margin set forth in the related  Mortgage  Note,  subject to the  limitations  described in the  Prospectus  Supplement,  and each  Mortgage  Loan has an original  term to maturity from the date on which the first monthly payment is due of not more than  approximately  30 years. On each Adjustment  Date, the Mortgage Rate on each  Mortgage  Loan that is an  adjustable-rate  loan will be  adjusted  to equal the  related  Index  plus the related  Gross Margin,  subject in each case to the Periodic  Rate Cap, the Mortgage Rate and the Minimum  Mortgage
Rate.  The amount of the monthly  payment on each  Mortgage Loan that is an  adjustable-rate  loan will be adjusted on the  first  day of the  month  following  the month in which  the  Adjustment  Date  occurs to equal the  amount necessary  to pay  interest at the  then-applicable  Mortgage  Rate to fully  amortize  the  outstanding  principal balance  of such  Mortgage  Loan over its  remaining  term to stated  maturity.  No  Mortgage  Loan is  subject  to negative amortization.

(xx)     With respect to each Mortgage  constituting a deed of trust, a trustee,  duly qualified  under  applicable law to serve as such, has been properly  designated  and currently so serves and is named in such Mortgage,  and no fees or expenses  are or will become  payable by the holder of the Mortgage  Loan to the trustee  under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(xxi)    Approximately  11.7% the Mortgaged  Properties  related to the Mortgage  Loans (by  outstanding  principal balance  as of the  Cut-off  Date) are units in  detached  planned  unit  developments.  Approximately  1.6% of the
Mortgaged  Properties  related to the Mortgage Loans (by outstanding  principal balance as of the Cut-off Date) are units in  attached  planned  unit  developments.  Approximately  1.0% of the  Mortgaged  Properties  related to the
Mortgage  Loans (by  outstanding  principal  balance as of the Cut-off Date) are units in  townhouses.  None of the
Mortgaged  Properties related to the Mortgage Loans  (by outstanding  principal balance as of the Cut-off Date) are units  in  manufactured  housing  developments.  Approximately  3.9% of the  Mortgaged  Properties  related  to the
Mortgage Loans (by  outstanding  principal  balance as of the Cut-off Date) are condominium  units.  Each Mortgaged
Property is suitable for year-round occupancy.

(xxii)   Approximately  94.9% of the Mortgaged  Properties related to the Mortgage Loans (by outstanding  principal balance  as of the  Cut-off  Date)  are  secured  by the  owner's  primary  residence.  Approximately  2.3%  of the
Mortgaged  Properties  related to the Mortgage Loans (by outstanding  principal balance as of the Cut-off Date) are secured by the owner's second or vacation  residence.  Approximately  2.8% of the Mortgaged  Properties  related to the Mortgage Loans (by outstanding  principal  balance as of the Cut-off Date) are secured by a non-owner  occupied residence.

(xxiii)  Approximately  78.2% of the Mortgaged  Properties related to the Mortgage Loans (by outstanding  principal balance as of the Cut-off  Date) are secured by  detached  one-family  dwelling  units.  Approximately  3.5% of the
Mortgaged  Properties  related to the Mortgage Loans (by outstanding  principal balance as of the Cut-off Date) are secured by two- to four-family dwelling units.

(xxiv)   The  average  outstanding  principal  balance  of the  Mortgage  Loans at  origination  was  approximately
$139,592.  No Mortgage Loan at origination had a principal balance of less than $9,100 or more than $650,000.

(xxv)    As of the  Cut-off  Date,  all  Mortgage  Rate  adjustments  on the  Mortgage  Loans that have  reached an
Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

(xxvi)   Any  escrow  arrangements  established  with  respect  to any  Mortgage  Loan are in  compliance  with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxvii)  Except as otherwise  specifically  set forth herein,  there is no default,  breach,  violation or event of acceleration  existing  under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure  period,  would  constitute  a  default,  breach,  violation  or event of  acceleration,  and no such default,  breach,  violation or event of  acceleration  has been waived by RFC or by any other  entity  involved in originating or servicing a Mortgage Loan.

(xxviii) Each  Mortgage  Loan  constitutes  a "qualified  mortgage"  under  Section  860G(a)(3)(A)  of the Code and
Treasury  Regulation  Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9), without reliance on the provisions of  Treasury  Regulation  Section  1.860G-2(a)(3)  or  Treasury  Regulation  Section  1.860G-2(f)(2)  or any  other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of Section  860G(a)(3)(A) of the Code and Treasury  Regulation Section  1.860G-2(a)(1),  (2),
(4), (5), (6), (7) and (9).

(xxix)   No more than 57.1% of the  Mortgage  Loans have been  classified  by RFC as Credit  Grade A4, no more than
27.2% of any Mortgage  Loans have been  classified by RFC as Credit Grade A5 Mortgage  Loans,  no more than 9.6% of the  Mortgage  Loans  have been  classified  by RFC as Credit  Grade AX  Mortgage  Loans,  no more than 4.6% of the
Mortgage  Loans have been  classified by RFC as Credit Grade AM Mortgage  Loans,  no more than 1.1% of the Mortgage
Loans have been  classified  by RFC as Credit Grade B Mortgage  Loans and no more than 0.8% of the  Mortgage  Loans have  been  classified  by RFC as  Credit  Grade C  Mortgage  Loans,  in each case as  described  generally  in the
Prospectus Supplement.

(xxx)    No Mortgage Loan is a graduated payment loan or has a shared appreciation or contingent interest feature.

(xxxi)   With respect to each Mortgage Loan,  either (i) each Mortgage Loan contains a customary  provision for the acceleration  of the  payment  of the  unpaid  principal  balance  of the  Mortgage  Loan in the event the  related
Mortgaged  Property is sold without the prior  consent of the  mortgagee  thereunder  or (ii) the Mortgage  Loan is assumable pursuant to the terms of the Mortgage Note.

(xxxii)  No Mortgage Loan provides for deferred interest or negative amortization.

(xxxiii) None of the Mortgage Loans are buydown Mortgage Loans.

(xxxiv)  Each  Mortgaged  Property  is a single  parcel  of real  estate  with a one- to  four-unit  single  family residence  thereon,  a  condominium  unit, a  manufactured  housing  unit,  a unit in a  townhouse,  a planned unit development,  a leasehold or a modular home; and no Mortgage  Property  consists of a mobile home or a manufactured housing unit that is not permanently affixed to its foundation.

(xxxv)   No more than  approximately  38.9% of the  Mortgage  Loans  (by outstanding  principal  balance  as of the
Cut-off Date) were made to Mortgagors  with credit scores as described  generally in the  Prospectus  Supplement of less than 600  excluding  Mortgagors  whose credit  scores are not  available  to RFC. The weighted  average of the credit scores for the Mortgage Loans for which Credit Scores are available to RFC was  approximately  613 as of the
Cut-off Date.

(xxxvi)  No  instrument  of release or waiver has been  executed in  connection  with the  Mortgage  Loans,  and no
Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan.

(xxxvii)                    The weighted  average  remaining  term to stated  maturity of the Mortgage  Loans as of the cut-off date will be approximately  353 months.  The weighted average original term to maturity of the Mortgage
Loans as of the cut-off date will be approximately 354 months.

(xxxviii)         None of the Mortgage  Loans are subject to the Home  Ownership and Equity  Protection Act of 1994
("HOEPA").

(xxxix)  To the best of RFC's  knowledge,  the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

(xl)     None of the  proceeds of any  Mortgage  Loan were used to finance the  purchase of single  premium  credit insurance policies.

(xli)    No  Mortgage  Loan has a  prepayment  penalty  term  that  extends  beyond  five  years  after the date of origination.

(xlii)   Approximately 10.3% of the Mortgage Loans are Balloon Mortgage Loans.

(xliii)  None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination of such Mortgage  Loan, are referred to as (1) "high cost" or "covered"  loans or (2) any other similar designation if the law imposes greater  restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees.

(xliv)   The  information  set  forth  in  the  prepayment  charge  schedule  attached  hereto  as  Exhibit  A (the
"Prepayment  Charge  Schedule") is complete,  true and correct in all material respects as of the Cut off Date, and each prepayment  charge set forth on the Prepayment  Charge Schedule  ("Prepayment  Charge") is enforceable and was originated in compliance with all applicable federal, state and local laws.

(xlv)    Each  Mortgage  Loan as of the  time  of its  origination  complied  in all  material  respects  with  all applicable local, state and federal laws, including, but not limited to, all applicable predatory lending laws.

(xlvi)   No  Mortgage  Loan was  originated  on or after May 12,  2000 and before  July 1, 2036 which is secured by property located in the State of Georgia.

(xlvii)  No Mortgage  Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the current  Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R)Version 5.7 (attached  hereto as
Exhibit B);  provided that no  representation  and warranty is made in this clause  (xlvii) with respect to 0.5% of the Mortgage Loans and (by outstanding  principal  balance as of the Cut-off Date),  secured by property located in the State of Kansas or with  respect to 0.3% of the  Mortgage  Loans (by  outstanding  principal  balance as of the
Cut-off Date),  secured by property  located in the State of West Virginia;  and provided further that no Qualified
Substitute  Mortgage  Loan shall be a High Cost Loan or Covered  Loan (as such terms are  defined in  Appendix E of the  Standard & Poor's  Glossary  For File  Format For LEVELS(R)in effect on the date of  substitution),  unless the
Company  shall have received  from S&P written  confirmation  that the inclusion of any such Mortgage Loan will not adversely affect the then current ratings assigned to any of the Certificates by S&P.

(xlviii) Each  Mortgage  Loan listed on the attached  Exhibit C has an original  term to maturity of 360 months and an original amortization term of 480 months.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the occurrence of a Repurchase  Event (as described  in Section 5 below),  which  materially  and  adversely  affects  the  interests  of any  holders of the
Certificates,  the  Certificate  Insurer or the Company in such Mortgage Loan (notice of which breach or occurrence shall be given to the Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or, except as otherwise provided in Section 2.04 of the Pooling and Servicing  Agreement,  either (i) purchase such
Mortgage  Loan from the  Trustee or the  Company,  as the case may be, at a price equal to the  Purchase  Price for such Mortgage Loan or (ii) substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and  Servicing  Agreement.  If the
breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase or substitute a Mortgage
Loan  pursuant to this  Section 4 was the  representation  set forth in clause  (xlvi) of this  Section 4, then RFC shall  pay to the  Trust  Fund,  concurrently  with and in  addition  to the  remedies  provided  in the  preceding sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5.       With respect to the Mortgage Loans, a repurchase event  ("Repurchase  Event") shall have occurred if it is discovered  that,  as of the date hereof,  the related  Mortgage  Loan was not a valid first lien or junior lien in the case of a Junior Lien Loan on the related  Mortgaged  Property  subject  only to (i) the lien of real  property taxes and  assessments  not yet due and payable,  (ii)  covenants,  conditions,  and  restrictions,  rights of way, easements  and other  matters  of  public  record  as of the date of  recording  of such  Mortgage  and such  other permissible  title  exceptions as are listed in the Program Guide and (iii) other matters to which like  properties are commonly  subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the
Mortgaged Property.

6.       RFC hereby  represents  and warrants to the Company that with respect to each Mortgage  Loan,  the REMIC's tax basis in each  Mortgage  Loan as of the Closing Date is equal to or greater  than 100% of the Stated  Principal
Balance thereof.

7.       This Agreement  shall inure to the benefit of and be binding upon the parties hereto and their  respective successors and assigns, and no other person shall have any right or obligation hereunder.

8.       RFC, as master  servicer  under the Pooling and Servicing  Agreement  (the "Master  Servicer"),  shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless:  (i) the  enforceability thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar laws relating to creditors'
rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the prepayment penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to acceleration in connection with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing  similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable  judgment of the Master Servicer,  maximize recovery of total proceeds taking into account the value of such  Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer waive a
Prepayment  Charge in  connection  with a  refinancing  of a  Mortgage  Loan that is not  related to a default or a reasonably  foreseeable  default.  If a  Prepayment  Charge is waived,  but does not meet the  standards  described above,  then the Master  Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount  prepaid on the  related  Mortgage  Loan is  required to be deposited into the Custodial  Account.  Notwithstanding  any other provisions of this Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

                                             [Signature page follows]

                                                     Schedule A

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                    SCHEDULE A

                                            JUNIOR LIEN MORTGAGE LOANS

                                  [SEE ATTACHMENT OR ON FILE WITH THE DEPOSITOR]

                                                     EXHIBIT A

                                            PREPAYMENT CHARGE SCHEDULE

                                  [SEE ATTACHMENT OR ON FILE WITH THE DEPOSITOR]

                                                     EXHIBIT B

                                 APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                        FILE FORMAT FOR LEVELS(R)VERSION 5.7

                                                                                             REVISED April 18, 2006

                  APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

                  Standard & Poor's has categorized loans governed by anti-predatory lending laws in the
Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan
Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

                  STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- ---------------------------------
                                                                                              CATEGORY UNDER
                                            NAME OF ANTI-PREDATORY LENDING                   APPLICABLE ANTI-
       STATE/JURISDICTION                         LAW/EFFECTIVE DATE                      PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Arkansas                           Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   Ark. Code Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun.                 Covered Loan
                                   Codess.ss.757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat.           Covered Loan
                                   Ann.ss.ss.5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Connecticut                        Connecticut Abusive Home Loan                     High Cost Home Loan
                                   Lending Practices Act, Conn. Gen. Stat.
                                 ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code               Covered Loan
                                 ss.ss.26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.            High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- ---------------------------------

---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                  LAW/EFFECTIVE DATE                         APPLICABLE ANTI-
                                                                                          PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
Mar. 6, 2003)                      Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia as amended                 Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
(Mar. 7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                                   Effective for loans closed on or after
                                   March 7, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection              High Cost Loan
                                   Act of 1994, 15 U.S.C.ss.1639, 12
                                   C.F.R.ss.ss.226.32 and 226.34

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.               High Risk Home Loan
                                   Stat. tit. 815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential
                                   Mortgage License Act effective from May 14,
                                   2001)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.             High Loan to Value Consumer
                                   ss.ss.16a-1-101 et seq.                              Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999;
                                   Section 16a-3-308a became effective July 1, 1999
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home                 High Cost Home Loan
                                   Loan Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-          High Rate High Fee Mortgage
                                   A,ss.ss.8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                  LAW/EFFECTIVE DATE                         APPLICABLE ANTI-
                                                                                          PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.              High Cost Home Loan
                                   32.00 et seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.            Home Loan
                                   ss.ss.598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- ---------------------------------

---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                High Cost Home Loan
                                   Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.               High Cost Home Loan
                                   Stat.ss.ss.58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New York                           N.Y. Banking Law Article 6-1                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High              High Cost Home Loan
                                   Cost Home Loans, N.C. Gen. Stat.ss.ss.24-1.1E et
                                   seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                  LAW/EFFECTIVE DATE                         APPLICABLE ANTI-
                                                                                          PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and                      High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan Act
                                   Broker and Servicer Act, W.                       Loan
                                   Va. Code Ann.ss.ss.31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- ---------------------------------

                  STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                                                             APPLICABLE ANTI-
                                                  LAW/EFFECTIVE DATE                      PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Covered Loan
Mar. 6, 2003)                      Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Covered Home Loan
                                   Act of 2002, N.J. Rev. Stat.ss.ss.46:10B 22 et
                                   seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- ---------------------------------

                  STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                                                             APPLICABLE ANTI-
                                                  LAW/EFFECTIVE DATE                      PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Home Loan
Mar. 6, 2003)                      Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Home Loan
                                   Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.
                                   24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------

                                                     EXHIBIT C

                               LIST OF MORTGAGE LOANS WITH ORIGINAL TERM TO MATURITY
                           OF 360 MONTHS AND AN ORIGINAL AMORTIZATION TERM OF 480 MONTHS

                                  [SEE ATTACHMENT OR ON FILE WITH THE DEPOSITOR]